UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2014

ARCH THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 William Street, Suite 270
Wellesley, Massachusetts	02481
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 30, 2014, Arch Therapeutics, Inc. (the “Company”) entered into that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors named on the Schedule of Buyers attached thereto (collectively, the “Holders”) pursuant to which the Company issued to the Holders shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and the Series A Warrants, the Series B Warrants and the Series C Warrants (each as defined in the Securities Purchase Agreement and collectively, the “SPA Warrants”). Copies of the form of Series A Warrant, form of Series B Warrant, and form of Series C Warrant were filed as Exhibits 4.1, 4.2 and 4.3, respectively, to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 31, 2014.

On December 1, 2014, the Company entered into that certain Amendment to Series A Warrants, Series B Warrants and Series C Warrants to Purchase Common Stock, dated as of December 1, 2014, with Cranshire Capital Master Fund, Ltd. (the “Amendment”), to amend certain provisions of the SPA Warrants. In particular, pursuant to the Amendment, the SPA Warrants were amended to (i) reduce the exercise price of the Series B Warrants from $0.35 to $0.20, (ii) reduce the exercise price of the Series C Warrants from $0.40 to $0.20, and (iii) clarify that each Series of SPA Warrants may be amended without having to amend all three Series of SPA Warrants. The number of shares of Common Stock which may be purchased from the Company upon exercise of each SPA Warrant remained unchanged.

The preceding description of the Amendment is qualified in its entirety by reference to the copy of the Amendment filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01	Other Events.

In accordance with Section 8 of the SPA Warrants, on December 2, 2014, the Company distributed the notice attached hereto as Exhibit 99.1 to this Current Report on Form 8-K to the Holders of the SPA Warrants.

Item 9.01	Financial Statements and Exhibit

(d) Exhibits

Exhibit	Description
10.1	Amendment to Series A Warrants, Series B Warrants and Series C Warrants to Purchase Common Stock
99.1	Notice of Amendment Distributed by the Company on December 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: December 2, 2014	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D.
Title: President, Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment to Series A Warrants, Series B Warrants and Series C Warrants to Purchase Common Stock
99.1	Notice of Amendment Distributed by the Company on December 2, 2014